NUVEEN Exchange-Traded Funds

August 31, 1999

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NPC
NCL
NCU
California


Photo of: People on dock

Highlights
As of August 31, 1999



Credit Quality                     Performance Highlights


Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)

                                   o Taxable-equivalent market yield of 8.74% *

                                   o Has provided steady or increasing dividends
                                     for 49 consecutive months

Pie Chart:
Insured                      80%
U.S. guaranteed              18%
Insured and U.S. guaranteed   2%

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)

                                   o Taxable-equivalent market yield of 8.88% *

                                   o Has provided steady or increasing dividends
                                     for 49 consecutive months

Pie Chart:
Insured                      85%
Insured and U.S. guaranteed  12%
U.S. guaranteed               3%


Nuveen California Premium Income Municipal Fund (NCU)

                                   o Taxable-equivalent market yield of 9.47% *

                                   o Has provided steady or increasing dividends
                                     for 52 consecutive months

Pie Chart:
AAA/U.S. guaranteed          56%
AA                           13%
A                            11%
BBB/NR                       20%


Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 6 NPC Performance Overview
 7 NCL Performance Overview
 8 NCU Performance Overview
 9 Report of Independent Auditors
10 Portfolio of Investments
20 Statement of Net Assets
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Notes to Financial Statements
29 Financial Highlights
32 Build Your Wealth Automatically
33 Fund Information

* For investors in the combined 37.5% federal and state income tax bracket.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

sidebar text:
Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing an attractive tax-free dividend is the Fund's main objective. Over the past year, your Fund has continued to achieve this goal. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to discuss these changes with you, as does the portfolio manager of your Fund, who reviews fund performance later in this report.


A Challenging Investment Environment
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report.

In an effort to pre-empt this threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point at the end of June and again in late August. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.25% and reversed two of the three rate cuts made by the Fed in the fall of 1998. Despite the Fed's statement that it would return to a neutral bias concerning future interest rate action, comments by Fed Chairman Alan Greenspan about the need for closer attention to activity in the financial markets kept open the possibility of additional rate hikes.


Municipal Bond Performance
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 96%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a good supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in refundings, as interest rates moved above last year's levels and removed much of the incentive for issuers to refund existing bonds. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have excellent access to the bond offerings that have the potential to add value for our shareholders.

A Balanced Portfolio: Enhanced Growth with Reduced Risk
If you are like most investors in the marketplace today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


Nuveen Funds: An Answer to Your Investment Needs
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can accomplish this. By investing in other Nuveen funds, you can bring balance to your portfolio and provide proper exposure to the different types of investments needed to enhance your potential for success. In addition, if you are satisfied with the performance of your Nuveen Exchange-Traded Fund, your adviser can set up a reinvestment plan designed to purchase additional shares of that fund. For more information on all of Nuveen's funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to the new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

October 15, 1999



sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen California Premium Income Exchange-Traded Funds
Portfolio Manager Roundtable
Portfolio managers Mike Davern and Bill Fitzgerald review the California municipal market, fund performance, and the outlook for the Nuveen California Premium Income Exchange-Traded Funds. Mike, who has 17 years of experience as an investment professional, including eight years with Nuveen, has managed NPC and NCL since July 1998. Bill, who also assumed portfolio management responsibility for NCU in July 1998, has more than 10 years of experience as an investment professional at Nuveen and manages several other California municipal funds.


What factors contributed to the performance of the California economy during the past 12 months?

Strength, diversification, and favorable prospects are three key phrases that have been used to describe the state of the California economy over the past year. Although the state's heavy reliance on exports to Asia caused some concern in the aftermath of 1998's global financial crisis, California's continued diversification into sectors such as services, motion pictures, telecommunications, and construction helped to balance out the state economy and minimize the impact of the decline in exports, which was felt mainly by the high-tech industries of the Silicon Valley. To avert situations like the statewide recession of the early 1990s, which was touched off by a downturn in the aerospace and defense industry, California has moved to strategically protect itself from financial declines by broadening its economic base beyond one dominant industry. Despite some layoffs attributable to the situation in Asia, job growth in California reached almost 4% in 1998. In August 1999, the state unemployment figure was 5.1%, down from 5.9% in August 1998 but higher than the current national average of 4.2%. In recent years, state residents have seen personal income grow significantly, driven by gains in the equity and real estate markets, although per capita income now seems to have stabilized at 104% of the national average. In other recent economic news of note, the state's budget for 2000 was adopted on schedule for the first time in a number of years.

In recognition of the state's strong growth, diversifying economy, and manageable debt levels, Standard & Poor's Corporation (S&P) upgraded the rating on California's general obligation debt to AA- from A+ in August 1999. This put S&P in line with two other rating agencies, Moody's Investors Service, Inc. and Fitch IBCA, Inc., which had previously raised the state's credit rating to Aa3 and AA-, respectively.

Over the past 12 months, what has municipal supply been like for California?
For the first eight months of 1999, new California municipal supply fell 18% from the levels recorded during the same period in 1998, compared with a 24% decline in national municipal supply. These numbers reflect the extremely tight supply at the beginning of 1999, as figures for the past six months (March-August 1999) show that issuance in the California municipal market actually increased 10%, bucking the national trend, where issuance has been virtually flat. The state also approved several significant bond authorizations that have not yet come to market, so expectations are for strong supply over the next several years. Demand for California paper from individual investors seeking relief from the state's high taxes has been exceptionally strong over the past year, especially for newly established funds, while good demand for individual bonds by institutional investors enabled us to sell selected bonds at attractive prices.

How did the Nuveen California Premium Income Funds perform in this environment? For the 12 months ended August 31, 1999, the Nuveen California Premium Income Funds produced total returns on net asset value (NAV) ranging from -4.35% to -2.50%, providing taxable-equivalent total returns(1) between -1.22% and 0.73% for shareholders in the combined 37.5% federal and state income tax bracket, as shown in the table on page 4. The annual total returns for the Funds' benchmarks, the Lehman Brothers California Insured Tax-Exempt Bond Index and California Tax-Exempt Bond Index(2), and the average returns for the appropriate Lipper California Peer Group category(3) are also provided.

1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the Fund's annualized total return and a combined federal and state income tax rate of 37.5%.
2 The two insured funds, NPC and NCL, are compared with the Lehman Brothers
  California Insured Tax-Exempt Bond Index, an unleveraged index covering a broad range of insured California municipal bonds. NCU is compared with the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of California investment-grade municipal bonds. Results for both Lehman indexes do not reflect any initial or ongoing expenses.
3 The Lipper California Peer Group returns represent the average annualized returns of the funds in the Lipper California Municipal Debt Funds category. NPC and NCL are compared with a peer group of 10 insured California funds, while NCU is compared with a peer group of 17 California funds in the Lipper database. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

                          Lehman California        Lipper California
     Total Return on NAV     Total Return(2)               Average(3)
--------------------------------------------------------------------
     1-Year Ended         Taxable-    1-Year Ended      1-Year Ended
          8/31/99      Equivalent(1)       8/31/99           8/31/99
--------------------------------------------------------------------
NPC        -4.35%           -1.22%          -0.22%            -2.98%
--------------------------------------------------------------------
NCL        -2.50%            0.71%          -0.22%            -2.98%
--------------------------------------------------------------------
NCU        -2.57%            0.73%           0.39%            -1.73%
--------------------------------------------------------------------

For additional information on your fund, see the individual Performance Overviews in this report.

The underperformance of the Funds' total returns on NAV relative to their Lehman benchmarks can be attributed to their durations. As of August 31, 1999, the fund durations(4) of NPC and NCL were 14.54 and 13.03, respectively, compared with
9.20 for the Lehman California Insured index, while NCU had a fund duration of
13.18 versus the Lehman California index's 8.20.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fundNAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. Between September 1, 1998, and August 31, 1999, the yield on the Bond Buyer Revenue Bond Index(5) rose from 5.26% to 5.83%. This meant that funds with longer leveraged durations, like the Nuveen California Premium Income Funds, were more likely to underperform the market, as represented by the unleveraged Lehman index.

The lengthening of the durations in NPC and NCL over the past year came about as we focused on adding incremental income and supporting the distribution yields of these funds. To accomplish these goals, we sold short-call, prerefunded bonds with limited upside potential and reinvested the proceeds into securities with longer durations. Although this negatively impacted the performance of NPC and NCL over the near term, the Funds should benefit from these trades through increased prices and added income over the interest rate cycle. For NCU, the longer duration was caused by bond calls that removed shorter bonds from the Fund. Proceeds from the called bonds were then reinvested in issues with longer durations, which provided incrementally more attractive yields. Longer durations should help position all three funds to regain net asset value as the bond market recovers.

Over the past year, strong supply in the California municipal market led to the issuance of several new municipal bond funds by Nuveen and other fund companies. The availability of these new funds negatively impacted the market demand for older California funds such as the Nuveen California Premium Income Funds, especially as the Nuveen funds began to trade at premiums to their net asset values over the past year. This resulted in declines in share price across the board. At the same time, the prevailing interest rate environment, which was generally higher than that of August 1998, led to a decline in the NAV of each fund. As a result of these factors, all three funds saw their discounts (share price below NAV) move to premiums (share price above NAV) over the past 12 months.



              Market                   Premium/               Total Return
              Yield                   Discount(6)            on Share Price
-------------------------------------------------------------------------------
                    Taxable-                          1-Yr. Ended      Taxable-
      8/31/99   Equivalent(1)    8/31/98     8/31/99      8/31/99  Equivalent(1)
-------------------------------------------------------------------------------
NPC     5.46%          8.74%      -2.28%       3.81%        1.62%        4.82%
-------------------------------------------------------------------------------
NCL     5.55%          8.88%      -0.05%       4.93%        2.27%        5.48%
-------------------------------------------------------------------------------
NCU     5.92%          9.47%      -2.10%       1.40%        0.81%        4.19%
-------------------------------------------------------------------------------

How were the Funds' dividends affected?
During the past 12 months, good call protection helped support the dividends of the Nuveen California Premium Income Funds and shield the income of these three funds from erosion. In addition, excellent dividend management strategies, including the prudent use of leverage, enabled us to increase NPC's dividend in February 1999, NCL's dividend in February 1999 and again in August 1999, and NCU's dividend in November 1998 and again in May 1999. As of August 31, 1999, NPC and NCL had produced steady or increasing dividends for 49 consecutive months while NCU had provided shareholders with steady or increasing dividends for 52 consecutive months.

Additionally, all of the Nuveen California Premium Income Funds issue preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios, which can generate additional income for the portfolio but which may increase volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. While leveraged funds carry higher risk than non-leveraged funds, investors are compensated for this additional risk in the form of higher yields.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's current market yield and a combined federal and state income tax rate of 37.5%, while the taxable-equivalent total return is based on the annualized total return and the 37.5% tax rate.
2 The two insured funds, NPC and NCL, are compared with the Lehman Brothers
  California Insured Tax-Exempt Bond Index, an unleveraged index covering a broad range of insured California municipal bonds. NCU is compared with the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of California investment-grade municipal bonds. Results for both Lehman indexes do not reflect any initial or ongoing expenses.
3 The Lipper California Peer Group returns represent the average annualized returns of the funds in the Lipper California Municipal Debt Funds category. NPC and NCL are compared with a peer group of 10 insured California funds, while NCU is compared with a peer group of 17 California funds in the Lipper database. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. References to duration in this commentary are intended to indicate fund duration unless otherwise noted.
5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.
6 A fund's premium or discount represents the percentage difference between the fund's share price and its NAV.

What key strategies were used to manage the Nuveen California Premium Income Funds during the past 12 months?
Over the past year, these funds were managed with the goal of enhancing dividend yields and maximizing distribution rates. To achieve this goal, our focus was on taking advantage of the present market environment to purchase well-structured bonds that could help us increase tax-exempt income and enhance the Funds' tax efficiency by offsetting potential capital gains with capital losses.

Currently, all three funds offer excellent levels of call protection. In the insured funds, NPC has only 1.5% of its portfolio subject to bond calls prior to 2002, while 2.2% of NCL's portfolio is scheduled to be called before 2002. NCU is facing bond calls affecting 6.5% of its portfolio in the last part of 1999. To minimize the effect of calls, we are already at work on strategies for managing through this period. Currently, we plan to hold high-yielding bonds for as long as possible to maximize income.

Overall, NCU continued to offer excellent credit quality, with 69% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA as of August 31, 1999. (Credit quality is not a concern in NPC and NCL, which are 100% invested in insured or U.S. guaranteed bonds.) NCU also had an allocation of 20% in BBB and non-rated bonds, up from 13% at the end of August 1998. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months. As lower-rated securities became more attractive on a risk-adjusted basis, we used the expertise of Nuveen Research to investigate these issues as they came to market and were able to discover those bonds that offered adequate compensation for their risk levels. For example, we continued to add to our position in bonds that are secured by real estate investment trusts (REITs), most notably the BBB rated securities issued by the California Statewide Communities Development Authority for Irvine Apartment Communities. This planned community provides affordable housing built with tax-exempt financing and is backed by a successful real estate company. The Irvine Apartment bonds provide an excellent example of the types of purchases we made to support NCU's dividend. The purchase of these bonds also enables us to participate in the opportunities we anticipate over the next few years in the multi-family housing sector. As California property values continue to improve, we expect that the quality ratings on these bonds should also improve, resulting in price appreciation.

What is Nuveen's outlook for the California Premium Income Funds?
In the months ahead, we plan to take advantage of the higher yields currently available in the California municipal market to enhance our portfolio holdings. All three funds are currently well positioned for the recovery of the bond market. With their longer fund durations and excellent call protection, we expect the Funds to react favorably as we begin to see a return to more normal valuations. In NCU, we continue to be interested in participating in California's strong and stable real estate market by investing in bonds issued by the California Housing Finance Agency, a state agency that offers low interest loans to families making their first home purchase.

Implementing strategies that have the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the California municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

Nuveen Insured California Premium Income Municipal Fund, Inc.
Performance Overview
As of August 31, 1999

NPC



Portfolio Statistics
Inception Date                               11/92
--------------------------------------------------
Share Price                                $15 3/8
--------------------------------------------------
Net Asset Value                             $14.81
--------------------------------------------------
Market Yield                                 5.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        7.91%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.74%
--------------------------------------------------
Fund Net Assets ($000)                    $140,091
--------------------------------------------------
Average Effective Maturity (Years)           22.03
--------------------------------------------------
Leverage-Adjusted Duration                   14.54
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         1.62%        -4.35%
--------------------------------------------------
5-Year                         9.47%         7.19%
--------------------------------------------------
Since Inception                6.12%         6.32%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         4.82%        -1.22%
--------------------------------------------------
5-Year                        13.08%        10.57%
--------------------------------------------------
Since Inception                9.59%         9.66%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Water and Sewer                                23%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Multifamily                             6%
--------------------------------------------------


Bar Chart:

1998-1999 Monthly Tax-Free Dividends Per Share
9/98              0.0685
10/98             0.0685
11/98             0.0685
12/98             0.0685
1/99              0.0685
2/99              0.07
3/99              0.07
4/99              0.07
5/99              0.07
6/99              0.07
7/99              0.07
8/99              0.07

Line Chart:
Share Price Performance
9/4/98            15.625
                  15.813
                  15.813
                  16.125
                  16.375
                  16
                  16.188
                  16
                  16
                  16.13
                  16.13
                  16.13
                  16.56
                  16.5
                  16.81
                  16.5
                  16
                  15.44
                  15.81
                  15.56
                  16
                  16.31
                  16.19
                  16.38
                  16.56
                  16.5
                  16.5
                  16.38
                  16.4375
                  16.56
                  16.56
                  16.5
                  16.25
                  15.63
                  15.19
                  15.5
                  15.25
                  15.31
                  15.38
                  15.56
                  15.63
                  15.75
                  15.69
                  15.56
                  15.25
                  15.5
                  15.44
                  15.38
8/31/99           15.375

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Performance Overview
As of August 31, 1999

NCL


Portfolio Statistics
Inception Date                                3/93
--------------------------------------------------
Share Price                                $14 3/8
--------------------------------------------------
Net Asset Value                             $13.70
--------------------------------------------------
Market Yield                                 5.55%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.04%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.88%
--------------------------------------------------
Fund Net Assets ($000)                    $267,833
--------------------------------------------------
Average Effective Maturity (Years)           18.51
--------------------------------------------------
Leverage-Adjusted Duration                   13.03
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         2.27%        -2.50%
--------------------------------------------------
5-Year                        10.06%         7.22%
--------------------------------------------------
Since Inception                5.12%         5.17%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.48%         0.71%
--------------------------------------------------
5-Year                        13.74%        10.67%
--------------------------------------------------
Since Inception                8.61%         8.53%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         33%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98              0.0635
10/98             0.0635
11/98             0.0635
12/98             0.0635
1/99              0.0635
2/99              0.065
3/99              0.065
4/99              0.065
5/99              0.065
6/99              0.065
7/99              0.065
8/99              0.0665


Line Chart:
Share Price Performance
9/4/98            14.75
                  14.813
                  14.813
                  15
                  15.188
                  14.75
                  15.375
                  15.13
                  15.06
                  15
                  15
                  15
                  15.06
                  15.19
                  15.44
                  15.31
                  14.94
                  14.38
                  14.31
                  14.5
                  14.81
                  15
                  15.06
                  15.25
                  15.44
                  15.5
                  15.44
                  15.38
                  15.38
                  15.06
                  15.25
                  15.25
                  15
                  14.31
                  14.25
                  14.25
                  14.44
                  14.63
                  14.38
                  14.38
                  14.69
                  14.81
                  15
                  14.81
                  14.69
                  14.44
                  13.94
                  14.25
8/31/99           14.375

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders net ordinary income distributions in December of $0.0077 per share.

Nuveen California Premium Income Municipal Fund
Performance Overview
As of August 31, 1999

NCU


Portfolio Statistics
Inception Date                                6/93
--------------------------------------------------
Share Price                                $13 3/8
--------------------------------------------------
Net Asset Value                             $13.19
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)(1)                        8.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              9.47%
--------------------------------------------------
Fund Net Assets ($000)                    $118,877
--------------------------------------------------
Average Effective Maturity (Years)           17.99
--------------------------------------------------
Leverage-Adjusted Duration                   13.18
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         0.81%        -2.57%
--------------------------------------------------
5-Year                        10.08%         7.87%
--------------------------------------------------
Since Inception                4.09%         4.73%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         4.19%         0.73%
--------------------------------------------------
5-Year                        13.92%        11.44%
--------------------------------------------------
Since Inception                7.72%         8.18%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Healthcare                                     17%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Housing/Multifamily                            15%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------

NCU Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
9/98              0.0615
10/98             0.0615
11/98             0.0635
12/98             0.0635
1/99              0.0635
2/99              0.0635
3/99              0.0635
4/99              0.0635
5/99              0.066
6/99              0.066
7/99              0.066
8/99              0.066

Line Chart:
Share Price Performance
9/4/98            14
                  14.125
                  14.063
                  14.188
                  14.438
                  14.063
                  14.563
                  14.63
                  14.69
                  14.69
                  14.94
                  14.94
                  15.06
                  14.88
                  14.88
                  14.63
                  14.38
                  14.06
                  13.94
                  14
                  14.38
                  14.31
                  14.5
                  14.31
                  14.56
                  14.5
                  14.31
                  14.5
                  14.31
                  14.56
                  14.69
                  14.63
                  14.5
                  14.44
                  14.63
                  14.5
                  14.5
                  14.44
                  14.31
                  14.19
                  14.31
                  14.31
                  14.44
                  14.31
                  14
                  14.13
                  13.44
                  13.5
8/31/99           13.375

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders net ordinary income distributions in December of $0.0029 per share.

Report of Independent Auditors


The Boards of Directors, Trustees and Shareholders
Nuveen Insured California Premium Income Municipal Fund, Inc.
Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Nuveen California Premium Income Municipal Fund


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund as of August 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund at August 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
October 15, 1999

                            Portfolio of Investments
                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                            August 31, 1999
    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.3%

$   1,000,000   California Educational Facilities Authority, Revenue Bonds (University   11/08 at 101       Aaa      $   915,420
                 of the Pacific), Series 1998, 5.000%, 11/01/23

    1,000,000   California Educational Facilities Authority, Revenue Bonds (University   10/09 at 101       Aaa          905,690
                 of San Diego), Series 1998, 5.000%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 4.8%

    3,000,000   California Health Facilities Financing Authority, Insured Revenue Bonds   8/08 at 101        AAA        2,673,030
                 (Sutter Health), Series 1998A, 5.000%, 8/15/37

    4,000,000   California Statewide Communities Development Authority, Sutter            8/02 at 102        AAA        4,099,200
                 Health Obligated Group, Certificates of Participation, 6.125%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.6%

    3,650,000   California Housing Finance Agency, Multi-Unit Rental Housing Revenue      2/03 at 102        Aa2        3,769,246
                 Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)

    4,000,000   The City of Los Angeles (California), Tax-Exempt Mortgage Revenue         7/02 at 102        AAA        4,121,400
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.300%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.6%

    2,150,000   California Housing Finance Agency, Single Family Mortgage Bonds II,       2/07 at 102        AAA        2,176,080
                 1997 Series A, 6.000%, 8/01/20 (Alternative Minimum Tax)

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                1998 Series E Remarketed:
    3,190,000    5.150%, 8/01/19                                                      2/09 at 101 1/2        AAA        2,915,182
    1,500,000    5.250%, 2/01/33 (Alternative Minimum Tax)                            2/09 at 101 1/2        AAA        1,358,340


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.3%

    1,225,000   Fresno Unified School District (Fresno County, California),               2/13 at 103        AAA        1,366,353
                 1998 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

    3,000,000   Pomona Unified School District, General Obligation Refunding Bonds,       8/11 at 103        AAA        3,320,250
                 Series 1997-A, 6.500%, 8/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 17.9%

    4,000,000   Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim         No Opt. Call        AAA        1,072,680
                 Public Improvements Project), Subordinate Lease Revenue Bonds,
                 1997 Series C, 0.000%, 9/01/22

    4,000,000   Los Angeles County Metropolitan Transportation Authority (California),    7/03 at 100        AAA        3,697,080
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21

    1,000,000   Marin Emergency Radio Authority (California), 1999 Revenue Bonds          8/09 at 101        AAA          880,120
                 (Marin Public Safety and Emergency Radio System), 4.750%, 8/15/21

    4,000,000   Norco Redevelopment Agency, Norco Redevelopment Project                   3/02 at 102        AAA        4,207,640
                 Area No. One, 1992 Refunding Tax Allocation Bonds, 6.250%, 3/01/19

    4,000,000   Oakland State Building Authority, Lease Revenue Bonds                     4/08 at 101        AAA        3,670,600
                 (Elihu M. Harris State Office Building), 1998 Series A, 5.000%, 4/01/23

    2,135,000   City of San Buenaventura, California, 1993 Refunding Certificates         1/03 at 100        AAA        2,117,173
                 of Participation (Capital Improvements Project), 5.500%, 1/01/17

    1,300,000   San Francisco Bay Area Rapid Transit District (California), Sales Tax     7/08 at 101        AAA        1,137,695
                 Revenue Bonds, Series 1998, 4.750%, 7/01/23

    9,500,000   Redevelopment Agency of the City of San Jose, Merged Area                 2/04 at 102        AAA        8,289,415
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.6%

$   7,200,000   Alameda Corridor Transportation Authority (California), Tax-Exempt       10/09 at 101        AAA      $ 6,263,496
                 Senior Lien Revenue Bonds, Series 1999A, 4.750%, 10/01/25

    1,545,000   Airports Commission of San Francisco City and County, California,         5/03 at 101        AAA        1,589,712
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.9%

    6,000,000   Huntington Park Redevelopment Agency, Single Family Residential          No Opt. Call        AAA        7,778,040
                 Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19

    5,135,000   Community Redevelopment Agency of the City of Palmdale, California,      No Opt. Call        AAA        6,551,490
                 Single Family Mortgage Revenue Bonds, Series 1986A Restructured,
                 8.000%, 3/01/16 (Alternative Minimum Tax)

    6,220,000   County of Riverside, California, Single Family Mortgage Revenue          No Opt. Call        AAA        8,816,228
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue A of 1987, 9.000%, 5/01/21 (Alternative Minimum Tax)

    2,455,000   Airports Commission of San Francisco City and County, California,         5/03 at 102        AAA        2,664,436
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20
                 (Alternative Minimum Tax) (Pre-refunded to 5/01/03)

    1,485,000   City of San Jose, California, Single Family Mortgage Revenue             No Opt. Call        AAA        2,093,731
                 Bonds, 1985 Series A, 9.500%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.5%

    4,000,000   California Pollution Control Financing Authority, Pollution Control      12/02 at 102        AAA        4,222,080
                 Revenue Bonds (Southern California Edison Company), 1992 Series B,
                 6.400%, 12/01/24 (Alternative Minimum Tax)

    4,000,000   City of Chula Vista, Industrial Development Revenue Bonds                12/02 at 102        AA-        4,197,480
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

    2,000,000   Northern California Power Agency, Capital Facilities Revenue Bonds,       2/09 at 101        AAA        1,820,320
                 1999 Refunding Series A, 5.000%, 8/01/25

    2,000,000   Sacramento Municipal Utility District (California), Electric              8/02 at 100        AAA        2,037,120
                 Revenue Refunding Bonds, 1992 Series A, 5.750%, 8/15/13

    7,000,000   Sacramento Municipal Utility District (California), Electric              7/04 at 101        AAA        6,608,000
                 Revenue Refunding Bonds, 1999 Series M, 5.250%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 22.4%

    2,000,000   Cucamonga County Water District (San Bernardino County, California),      9/01 at 102        AAA        2,104,400
                 Certificates of Participation (1992 Water Facilities Refinancing),
                 6.300%, 9/01/12

    1,000,000   East Bay Municipal Utility District (Alameda and Contra Costa             6/08 at 101        AAA          864,480
                 Counties, California), Water System Subordinated Revenue Bonds,
                 Series 1998, 4.750%, 6/01/28

    2,400,000   The City of Los Angeles, California, Wastewater System Revenue            6/08 at 101        AAA        2,198,664
                 Bonds, Series 1998-A, 5.000%, 6/01/23

                The City of Los Angeles, California, Wastewater System Revenue Bonds,
                Series 1993-D:
    1,250,000    4.700%, 11/01/17                                                        11/03 at 102        AAA        1,118,600
    8,000,000    4.700%, 11/01/19                                                        11/03 at 102        AAA        7,055,600

    2,875,000   Pomona Public Financing Authority (California), 1999 Revenue Bonds,       5/09 at 101        AAA        2,835,440
                 Series AC (Water Facilities Project), 5.500%, 5/01/29 (WI)

    1,900,000   Public Facilities Financing Authority of the City of San Diego
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29         5/09 at 101        AAA        1,719,234


    5,440,000   City of Santa Monica, Wastewater Enterprise Revenue Bonds (Hyperion       1/04 at 102        AAA        4,842,090
                 Project), 1993 Refunding Series, 4.500%, 1/01/15

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   5,000,000   Wheeler Ridge-Maricopa Water Storage District (Kern County,              11/06 at 102        AAA      $ 5,123,250
                 California), 1996 Water Refunding Bonds, 5.700%, 11/01/15
    3,425,000   City of Woodland (Yolo County, California), Certificates of Participation 3/03 at 100        AAA        3,423,011
                 (1992 Wastewater System Refunding Project), 5.500%, 3/01/18
------------------------------------------------------------------------------------------------------------------------------------
$ 139,980,000   Total Investments - (cost $132,954,377) - 98.9%                                                       138,619,496
=============
                Other Assets Less Liabilities - 1.1%                                                                    1,471,579
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $140,091,075
====================================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            August 31, 1999

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 5.7%

$   5,000,000   California Educational Facilities Authority, Revenue Bonds (University   10/06 at 102        AAA      $ 5,135,250
                 of San Francisco), Series 1996, 6.000%, 10/01/26

    2,400,000   California Educational Facilities Authority, Revenue Bonds (Santa Clara   9/06 at 102        AAA        2,412,552
                 University), Series 1996, 5.750%, 9/01/21

    2,655,000   California State University, Housing System Revenue Bonds,               11/05 at 102        AAA        2,739,535
                 Series 1996, 5.700%, 11/01/13

    4,900,000   The Regents of the University of California, University of California    11/03 at 102        AAA        4,905,929
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 3.1%

    2,000,000   California Health Facilities Financing Authority, Kaiser Permanente       6/08 at 102        AAA        1,823,960
                 Revenue Bonds, Series 1998A, 5.000%, 6/01/24

    1,450,000   California Health Facilities Financing Authority, Insured Health Facility 7/06 at 102        AAA        1,478,217
                 Refunding Revenue Bonds (Mark Twain/ St. Josephs Healthcare),
                 1996 Series A, 6.000%, 7/01/19

    5,000,000   California Health Facilities Financing Authority, Insured Health Facility 7/06 at 102        AAA        5,132,150
                 Refunding Revenue Bonds (Catholic Healthcare West), 1996 Series A,
                 6.000%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.7%

    4,620,000   The Community Redevelopment Agency of the City of Los Angeles,            6/05 at 105        AAA        5,154,211
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

    7,400,000   Housing Authority of the County of Santa Cruz, Tax-Exempt Multifamily     5/03 at 102        Aaa        7,540,082
                 Housing Revenue Refunding Bonds, Series 1993A (GNMA
                 Collateralized-Meadowview Apartments), 6.125%, 5/20/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.3%

    5,670,000   California Housing Finance Agency, Single Family Mortgage             8/07 at 101 1/2        AAA        5,523,544
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20 (Alternative Minimum Tax)

    1,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/06 at 102        AAA        1,533,480
                 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

    2,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/09 at 101        AAA        1,807,900
                 1998 Series N, 5.250%, 8/01/29

   15,000,000   California Housing Finance Agency, Home Mortgage Revenue                 No Opt. Call        AAA        2,596,650
                 Bonds, 1999 Series B, 0.000%, 2/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.1%

    5,000,000   State of California, Veterans General Obligation Bonds,                  12/03 at 102        AAA        4,852,850
                 Series BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

    2,130,000   State of California, Various Purpose General Obligation Bonds,           11/02 at 102        AAA        2,157,775
                 5.750%, 11/01/17

    2,575,000   Calipatria Unified School District, Imperial County, California,          8/06 at 102        AAA        2,643,856
                 1996 Series A, General Obligation Bonds, 5.625%, 8/01/13

    3,000,000   Escondido Union High School District, San Diego County, California,      11/06 at 102        AAA        3,270,570
                 General Obligation Bonds (1996 Election), 5.700%, 11/01/10

                Golden West Schools Financing Authority (California), 1999
                Revenue Bonds, Series A (School District General Obligation
                Refunding Program):
    2,480,000    0.000%, 2/01/20                                                         No Opt. Call        AAA          769,470
    2,000,000    0.000%, 8/01/20                                                         No Opt. Call        AAA          603,020

    1,000,000   City of Los Angeles, California, Unified School District, General        No Opt. Call        AAA        1,069,300
                 Obligation Bonds, 1997 Series A, 6.000%, 7/01/15

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$   4,950,000   Murrieta Valley Unified School District (Riverside County, California),  No Opt. Call        AAA      $ 1,407,434
                 1998 Series A, General Obligation Bonds, 0.000%, 9/01/21

    2,250,000   Santa Monica Community College District (County of Los Angeles,           7/05 at 102        AAA        2,261,768
                 California), General Obligation Bonds, 1992 Election, Series B,
                 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 32.5%

    3,865,000   Certificates of Participation (1991 Financing Project), County            9/06 at 102        AAA        3,982,689
                 of Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

    7,985,000   County of Alameda, California, 1993 Refunding Certificates of            12/03 at 102        AAA        8,167,218
                 Participation (Santa Rita Jail Project), 5.700%, 12/01/14

                Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
                Public Improvements Project), Subordinate Lease Revenue Bonds,
                1997 Series C:
    5,130,000    0.000%, 9/01/18                                                         No Opt. Call        AAA        1,758,513
    8,000,000    0.000%, 9/01/21                                                         No Opt. Call        AAA        2,274,640
    1,500,000    0.000%, 9/01/22                                                         No Opt. Call        AAA          402,255

    1,800,000   California Public School District Financing Authority, Lease Revenue      9/06 at 102        AAA        1,843,704
                 Bonds (Richgrove Elementary School District Projects), Series 1996B,
                 5.800%, 9/01/16

    5,000,000   Community Redevelopment Agency of the City of Compton, California,        8/05 at 102        AAA        5,442,350
                 Compton Redevelopment Project, Refunding Tax Allocation Bonds,
                 Series 1995A (Project Tax Revenues, Subventions and Housing Tax
                 Revenues) (Insured/Tax-Exempt), 6.500%, 8/01/13

    4,000,000   County of Contra Costa, California, Certificates of Participation        11/07 at 102        AAA        3,950,640
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.500%, 11/01/22

    3,000,000   Galt Schools Joint Powers Authority (Sacramento County,                  11/07 at 102        AAA        3,054,870
                 California), 1997 Refunding Revenue Bonds, Series A (High School
                 and Elementary School Facilities), 5.875%, 11/01/24

    2,500,000   Lancaster Housing Authority (California), Lease Refunding Revenue         4/08 at 102        AAA        2,248,650
                 Bonds (Brierwood Mobilehome Park Project), Issue of 1999,
                 5.000%, 4/01/24 (Optional put 4/01/10)

    5,585,000   Los Angeles County Transportation Commission (California),                7/01 at 102        AAA        5,892,119
                 Sales Tax Revenue Refunding Bonds, Series 1991-B, 6.500%, 7/01/13

    2,100,000   Menifee Union School District (Riverside County, California),             9/06 at 102        AAA        2,174,865
                 Certificates of Participation (1996 School Project), 6.125%, 9/01/24

    2,690,000   Norwalk Community Facilities Financing Authority (Los Angeles             9/05 at 102        AAA        2,815,811
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.000%, 9/01/15

    4,000,000   Oakland State Building Authority, Lease Revenue Bonds                     4/08 at 101        AAA        3,670,600
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

    9,000,000   City of Redlands, California, Certificates of Participation               9/03 at 102        AAA        9,145,170
                 (1993 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

    3,000,000   San Dieguito Public Facilities Authority (California), Revenue Bonds,     8/08 at 102        AAA        2,706,270
                 1998 Series A (Tax-Exempt), 5.000%, 8/01/30

    1,500,000   San Francisco Bay Area Rapid Transit District (California),               7/08 at 101        AAA        1,358,970
                 Sales Tax Revenue Bonds, Series 1998, 5.000%, 7/01/28

    1,930,000   Santa Margarita/Dana Point Authority, Orange County, California,         No Opt. Call        AAA        2,206,144
                 Revenue Bonds, Series A (1994 Improvement Districts
                 Nos. 1, 2, 2A and 8 General Obligation Bond Refinancing),
                 7.250%, 8/01/05

                South Orange County Public Financing Authority (California),
                Special Tax Revenue Bonds, 1994 Series C (Foothill Area):
    4,000,000    8.000%, 8/15/08                                                         No Opt. Call        AAA        4,927,680
    7,330,000    8.000%, 8/15/09                                                         No Opt. Call        AAA        9,119,546

    4,005,000   Redevelopment Agency of the City of Suisun City, Suisun City             10/03 at 102        AAA        4,066,076
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

    5,450,000   City of Visalia, California (Motor Vehicle License Fee Enhancement),     12/06 at 102        AAA        5,253,364
                 Visalia Public Finance Authority, Refunding Certificates of
                 Participation, Series 1996A, 5.375%, 12/01/26

    2,400,000   Yorba Linda Redevelopment Agency (Orange County, California),            No Opt. Call        AAA          447,528
                 Yorba Linda Redevelopment Project, 1998 Tax Allocation Parity
                 Refunding Bonds, Series A, 0.000%, 9/01/28

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.1%

$   2,800,000   Alameda Corridor Transportation Authority (California), Tax-Exempt       10/09 at 101        AAA      $ 2,435,804
                 Senior Lien Revenue Bonds, Series 1999A, 4.750%, 10/01/25

    6,500,000   Foothill/Eastern Transportation Corridor Agency (California),         1/10 at 65 5/16        AAA        2,219,490
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/18

   10,000,000   Airport Commission of the City and County of San Francisco, California,   5/09 at 101        AAA        9,231,500
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 23B Bonds, 5.125%, 5/01/30

    6,500,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding     1/07 at 102        AAA        6,119,620
                 Revenue Bonds, Series 1997A, 5.250%, 1/15/30

   14,065,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding    No Opt. Call        AAA        5,995,066
                 Revenue Bonds, Series 1997A, 0.000%, 1/15/15

    3,750,000   City of San Jose, California, Airport Revenue Bonds, Series of 1993,      3/03 at 102        AAA        3,752,625
                 5.700%, 3/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 14.9%

    7,650,000   California Educational Facilities Authority, Revenue Bonds (Santa         9/06 at 102        AAA        8,352,576
                 Clara University), Series 1996, 5.750%, 9/01/21
                 (Pre-refunded to 9/01/06)

    3,000,000   Central Unified School District (Fresno County, California), General      3/03 at 102        AAA        3,196,560
                 Obligation Bonds, Election 1992, 5.625%, 3/01/18
                 (Pre-refunded to 3/01/03)

    1,000,000   Kern High School District (County of Kern, California), General           8/03 at 102        AAA        1,006,530
                 Obligation Bonds, Election of 1990, Series D, 5.600%, 8/01/15

    9,000,000   The Metropolitan Water District of Southern California, Water             7/05 at 102        AAA        9,780,030
                 Revenue Bonds, 1995 Series A, 5.750%, 7/01/21
                 (Pre-refunded to 7/01/05)

    4,320,000   County of Riverside, California, Single Family Mortgage Revenue          No Opt. Call        AAA        5,779,728
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue B of 1987, 8.625%, 5/01/16 (Alternative Minimum Tax)

    9,000,000   Airports Commission of the City and County of San Francisco,              5/04 at 101        AAA        9,777,420
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8B, 6.100%, 5/01/20 (Pre-refunded to 5/01/04)

    1,675,000   City of Torrance, Floating Rate Demand Hospital Revenue Bonds            12/05 at 100        AAA        1,854,376
                 (Little Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.2%

    2,500,000   California Pollution Control Financing Authority, Pollution Control       9/09 at 100        AAA        2,447,575
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29 (WI)

    3,215,000   Modesto Irrigation District Financing Authority, Refunding               10/06 at 102        AAA        3,372,181
                 Revenue Bonds, Series A, 6.000%, 10/01/15

    2,425,000   Northern California Power Agency, Hydroelectric Project Number            7/08 at 101        AAA        2,257,554
                 One Revenue Bonds, 1998 Refunding Series A, 5.200%, 7/01/32

    6,750,000   Turlock Irrigation District (California), Revenue Refunding Bonds,        7/02 at 100        AAA        6,790,500
                 Series 1992-A, 5.750%, 1/01/18

    2,000,000   Turlock Irrigation District (California), Revenue Refunding Bonds,        1/08 at 102        AAA        1,819,000
                 1998 Series A, 5.000%, 1/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.5%

    1,250,000   City of Barstow, California, Certificates of Participation               10/04 at 102        AAA        1,212,575
                 (1994 Wastewater Reclamation Improvement Project),
                 5.250%, 10/01/18

    3,530,000   Castaic Lake Water Agency (California), Refunding Revenue                No Opt. Call        AAA        4,075,209
                 Certificates of Participation (Water System Improvement Projects),
                 Series 1994A, 8.000%, 8/01/04

    2,975,000   Chino Basin Regional Financing Authority, Revenue Bonds,                  8/04 at 102        AAA        3,098,492
                 Series 1994 (Chino Basin Municipal Water District Sewer System
                 Project), 6.000%, 8/01/16

    1,000,000   The City of Los Angeles, California, Wastewater System                    6/08 at 101        AAA          906,080
                 Revenue Bonds, Series 1998-A, 5.000%, 6/01/28

    2,875,000   Pomona Public Financing Authority (California), 1999 Revenue Bonds,       5/09 at 101        AAA        2,835,440
                 Series AC (Water Facilities Project), 5.500%, 5/01/29 (WI)

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$   1,000,000   Public Facilities Financing Authority of the City of San Diego            5/09 at 101        AAA      $   904,860
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

    2,900,000   City and County of San Francisco, Sewer Revenue Refunding Bonds,         10/02 at 102        AAA        2,903,014
                 Series 1992, 5.500%, 10/01/15

    4,000,000   South San Joaquin Irrigation District (San Joaquin County, California),   1/03 at 102        AAA        4,004,240
                 1993 Refunding Revenue Certificates of Participation (1987 Project
                 and 1992 Project), 5.500%, 1/01/15

    5,410,000   City of Tulare, California, 1996 Sewer Revenue Bonds, 5.750%, 11/15/21   11/06 at 102        AAA        5,438,240
------------------------------------------------------------------------------------------------------------------------------------

$ 301,840,000   Total Investments - (cost $260,654,715) - 99.1%                                                       265,295,460
=============
                Other Assets Less Liabilities - 0.9%                                                                    2,537,338
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $267,832,798
====================================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen California Premium Income Municipal Fund (NCU)
                            August 31, 1999



    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.6%

$   1,995,000   California State Public Works Board, Lease Revenue Bonds (Various         3/06 at 102        AAA      $ 2,019,179
                 California Community College Projects), Series 1996A,
                 5.625%, 3/01/16

    2,225,000   The Regents of the University of California, University of California    11/03 at 102        AAA        2,227,692
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.0%

    5,150,000   California Health Facilities Financing Authority, Hospital Revenue        5/03 at 102         A-        5,120,542
                 Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

    4,000,000   California Statewide Communities Development Authority,                   8/02 at 102         A2        4,281,360
                 Certificates of Participation (Cedars-Sinai Medical Center),
                 6.500%, 8/01/15

    8,100,000   California Statewide Community Development Authority, Revenue            No Opt. Call        AAA        7,471,602
                 Refunding Bonds (Sherman Oaks Project), Series 1998A,
                 5.000%, 8/01/22

    2,000,000   City of Loma Linda California, Hospital Revenue Bonds (Loma Linda        12/03 at 102        N/R        2,014,880
                 University Medical Center Project), Series 1993-A, 6.000%, 12/01/06

    1,355,000   Palomar Pomerado Health System, Insured Revenue Bonds, Series 1993,      11/03 at 102        AAA        1,312,792
                 5.000%, 11/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.5%

    2,000,000   California Statewide Communities Development Authority,                   7/08 at 101        BBB        1,924,200
                 Apartment Development Revenue Refunding Bonds (Irvine Apartment
                 Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

    8,285,000   The Community Redevelopment Agency of the City of Los Angeles,            6/05 at 105        AAA        9,242,995
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

    4,000,000   City of Stanton Multifamily Housing Revenue Bonds (Continental            8/07 at 102        AAA        4,136,480
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29 (Alternative
                 Minimum Tax) (Mandatory put 8/01/09)

    2,000,000   City of Vista, California, Mobile Home Park Subordinate Revenue           3/09 at 102        N/R        1,893,920
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.6%

    4,010,000   California Housing Finance Agency, Single Family Mortgage                 2/07 at 102        AAA        4,058,641
                 Bonds II, 1997 Series A, 6.000%, 8/01/20
                 (Alternative Minimum Tax)

    1,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,           8/04 at 102         Aa        1,042,750
                 1994 Series A, 6.550%, 8/01/26

    1,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,           8/05 at 102        AAA        1,023,230
                 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

    2,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/07 at 102        AAA        2,046,060
                 1997 Series B, 6.000%, 8/01/16 (Alternative Minimum Tax)

    1,800,000   California Rural Home Mortgage Finance Authority, Single Family          No Opt. Call        AAA        2,020,500
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1996 Series C, 7.500%, 8/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 10.4%

   10,000,000   State of California, Veterans General Obligation Bonds, Series BR,        6/04 at 101        AA-        9,176,900
                 5.300%, 12/01/29 (Alternative Minimum Tax)

    3,000,000   Pomona Unified School District, General Obligation Refunding Bonds,       8/11 at 103        AAA        3,239,520
                 Series 1997-A, 6.150%, 8/01/15

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited - 16.8%

$   4,500,000   Bonita Canyon Public Facilities Financing Authority (California),         9/99 at 103        N/R      $ 4,022,460
                 Community Facilities District No. 98-1, Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

    2,500,000   City of Carlsbad (California), Assessment District No. 96-1               9/99 at 103        N/R        2,270,425
                 (Rancho Carillo), Limited Obligation Improvement Bonds,
                 5.500%, 9/02/28

    2,000,000   Carson Redevelopment Agency (California), Redevelopment Project          10/03 at 102        BBB        2,036,680
                 Area No. 2, Refunding Tax Allocation Bonds, Series 1993,
                 5.875%, 10/01/09

    1,760,000   Carson Redevelopment Agency (California), Redevelopment Project          10/03 at 102       BBB+        1,808,189
                 Area No. 1, Tax Allocation Bonds, Series 1993, 5.625%, 10/01/08

    2,160,000   Community Redevelopment Financing Authority of the Community              6/03 at 102         BB        2,106,518
                 Redevelopment Agency of the City of Los Angeles, California,
                 Grand Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

    1,000,000   Community Facilities District No. 88-1 of the City of Poway, California   8/08 at 102        N/R        1,045,800
                 (Parkway Business Center), Special Tax Refunding Bonds,
                 Series 1998, 6.500%, 8/15/09

    1,265,000   City of Richmond, Limited Obligation Refunding Improvement Bonds,         9/99 at 103        N/R        1,304,734
                 Reassessment District No. 855 (Atlas Road West and Interchange),
                 6.600%, 9/02/19

    2,100,000   Sacramento City Finance Authority, Lease Revenue Refunding Bonds,        No Opt. Call         A+        2,050,671
                 Series 1993 B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority (California), Refunding Revenue
                Bonds, Series 1998:
    1,500,000    5.800%, 9/01/18                                                          9/08 at 101        N/R        1,454,700
    2,000,000    5.800%, 9/01/27                                                          9/08 at 101        N/R        1,919,920


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 4.1%

    2,750,000   Airport Commission of the City and County of San Francisco,               5/04 at 102        AAA        2,915,358
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

    2,000,000   Airport Commission of the City and County of San Francisco,               5/06 at 102        AAA        1,976,860
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10, 5.700%, 5/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 10.5%

    1,500,000   ABAG Finance Authority for Nonprofit Corporations, Certificates          11/03 at 102        AAA        1,439,745
                 of Participation (Stanford University Hospital), California,
                 Series 1993, 5.250%, 11/01/20

    3,200,000   State Public Works Board of the State of California, Lease Revenue       10/04 at 102      A1***        3,555,584
                 Bonds (The Trustees of the California State University),
                 1994 Series A (Various California State University Projects),
                 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

    4,100,000   Imperial Irrigation District, California, Certificates of Participation  11/04 at 102        AAA        4,498,397
                 (1994 Electric System Project), 6.000%, 11/01/15
                 (Pre-refunded to 11/01/04)

    2,735,000   City of Torrance, Floating Rate Demand Hospital Revenue Bonds            12/05 at 100        AAA        3,027,891
                 (Little Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.5%

    1,000,000   California Pollution Control Financing Authority, Pollution Control      12/02 at 102        AAA        1,055,520
                 Revenue Bonds (Southern California Edison Company), 1992 Series B,
                 6.400%, 12/01/24 (Alternative Minimum Tax)

    2,000,000   Department of Water and Power of the City of Los Angeles (California),    9/03 at 102        AAA        1,939,700
                 Electric Plant Refunding Revenue Bonds, Issue of 1993,
                 5.375%, 9/01/23

    1,095,000   Sacramento Municipal Utility District (California), Electric Revenue      5/03 at 102          A        1,114,874
                 Bonds, 1993 Series E, 5.700%, 5/15/12


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.5%

    4,205,000   State of California, Department of Water Resources, Central Valley    6/03 at 101 1/2         AA        4,299,024
                 Project, Water System Revenue Bonds, Series L, 5.750%, 12/01/13

    1,000,000   Eastern Municipal Water District (Riverside County, California), Water    7/01 at 101        AAA        1,031,640
                 and Sewer Revenue Refunding Certificates of Participation,
                 Series 1991A, 6.300%, 7/01/20

    Principal                                                                           Optional Call                     Market
       Amount   Description                                                               Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$   1,000,000   City of Riverside, California, Water Revenue Bonds, Issue of 1991,       No Opt. Call         AA      $ 1,099,880
                  9.000%, 10/01/01

    2,000,000   Public Facilities Financing Authority of the City of San Diego            5/09 at 101        AAA        1,809,720
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

    3,100,000   City and County of San Francisco, Sewer Revenue Refunding Bonds,         10/02 at 102        AAA        3,052,229
                 Series 1994, 5.375%, 10/01/16
------------------------------------------------------------------------------------------------------------------------------------
$ 116,390,000   Total Investments - (cost $115,819,278) - 98.5%                                                       117,089,762
=============
                Other Assets Less Liabilities - 1.5%                                                                    1,787,446
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $118,877,208
====================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
August 31, 1999
                                                                                            Insured          Insured
                                                                                         California       California      California
                                                                                     Premium Income Premium Income 2  Premium Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                         $138,619,496     $265,295,460    $117,089,762
 Cash                                                                                     2,862,064        5,098,446         160,974
 Receivables:
   Interest                                                                               2,047,018        3,759,156       1,964,516
   Investments sold                                                                              --           35,000         242,050
 Other assets                                                                                14,238           34,345           8,335
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            143,542,816      274,222,407     119,465,635
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                                        2,781,369        5,276,369              --
 Accrued expenses:
   Management fees (note 6)                                                                  77,329          146,408          65,801
   Other                                                                                    114,373          138,326         138,199
 Preferred share dividends payable                                                           28,907           49,117           4,711
 Common share dividends payable                                                             449,763          779,389         379,718
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                    3,451,741        6,389,609         588,429
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                    $140,091,075     $267,832,798    $118,877,208
====================================================================================================================================
Preferred shares, at liquidation value                                                 $ 45,000,000     $ 95,000,000    $ 43,000,000
====================================================================================================================================
Preferred shares outstanding                                                                  1,800            3,800           1,720
====================================================================================================================================
Common shares outstanding                                                                 6,419,740       12,613,940       5,753,535
====================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common shares outstanding)        $      14.81     $      13.70    $      13.19
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 1999
                                                                                           Insured          Insured
                                                                                        California       California      California
                                                                                    Premium Income Premium Income 2  Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                            $  8,263,939     $ 14,991,811     $ 6,790,690
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                  958,536        1,798,384         806,237
 Preferred shares - auction fees                                                           112,500          237,498         107,500
 Preferred shares - dividend disbursing agent fees                                          10,001           19,998          10,001
 Shareholders' servicing agent fees and expenses                                            14,179           21,402          10,572
 Custodian's fees and expenses                                                              48,610           64,058          41,134
 Directors'/Trustees' fees and expenses (note 6)                                             1,394            2,635           1,172
 Professional fees                                                                          17,769           18,137          17,305
 Shareholders' reports - printing and mailing expenses                                      43,410           67,588          37,595
 Stock exchange listing fees                                                                16,169           24,262           5,365
 Investor relations expense                                                                 11,925           21,436           9,844
 Portfolio insurance expense                                                                13,691            6,161              --
 Other expenses                                                                             10,684           15,553           9,175
Total expenses before custodian fee credit                                               1,258,868        2,297,112       1,055,900
  Custodian fee credit (note 1)                                                             (8,113)          (9,856)         (1,703)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             1,250,755        2,287,256       1,054,197
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    7,013,184       12,704,555       5,736,493
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                          2,811,060        1,092,203         953,072
 Change in net unrealized appreciation or depreciation of investments                  (12,837,818)     (15,444,517)     (7,444,796)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 $ (3,013,574)    $ (1,647,759)    $  (755,231)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                        Insured California                 Insured California                   California
                                      Premium Income Insured                Premium Income 2                   Premium Income
-----------------------------------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended        Year Ended        Year Ended      Year Ended      Year Ended
                                       8/31/99          8/31/98           8/31/99           8/31/98         8/31/99         8/31/98
-----------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income              $ 7,013,184      $ 6,617,904      $ 12,704,555      $ 12,373,288     $ 5,736,493     $ 5,619,112
Net realized gain from investment
   transactions (notes 1 and 4)      2,811,060            5,603         1,092,203           798,085         953,072         539,431
Change in net unrealized
   appreciation or depreciation
   of investments                  (12,837,818)       5,944,476       (15,444,517)        8,807,703      (7,444,796)      3,467,586
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                  (3,013,574)      12,567,983        (1,647,759)       21,979,076        (755,231)      9,626,129
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
   (note 1)
From undistributed net
   investment income:
   Common shareholders              (5,336,428)      (5,220,819)       (9,879,332)       (9,376,562)     (4,435,082)     (4,234,452)
   Preferred shareholders           (1,268,146)      (1,439,964)       (2,643,521)       (3,086,048)     (1,186,689)     (1,384,389)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders     (6,604,574)      (6,660,783)      (12,522,853)      (12,462,610)     (5,621,771)     (5,618,841)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       231,305               --           604,259                --         188,040          63,519
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                     (9,386,843)       5,907,200       (13,566,353)        9,516,466      (6,188,962)      4,070,807
Net assets at the
  beginning of year                149,477,918      143,570,718       281,399,151       271,882,685     125,066,170     120,995,363
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $140,091,075     $149,477,918      $267,832,798      $281,399,151    $118,877,208    $125,066,170
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                    $    726,024     $    317,414      $    737,959      $    556,257    $    359,312    $    244,590
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund
(NCU). Insured California Premium Income and Insured California Premium Income 2 are traded on the New York Stock Exchange while California Premium Income is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.



Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, Insured California Premium Income and Insured California Premium Income 2 had outstanding when-issued purchase commitments of $2,781,369 and $5,276,369, respectively. There were no such purchase commitments in California Premium Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:



                                              Insured      Insured
                                           California   California   California
                                              Premium      Premium      Premium
                                               Income     Income 2       Income
-------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --       1,720
   Series T                                      1,800        1,900          --
   Series Th                                        --        1,900          --
-------------------------------------------------------------------------------
Total                                            1,800        3,800       1,720
===============================================================================

Insurance
Insured California Premium Income and Insured California Premium Income 2 invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                  Insured California      Insured California
                                    Premium Income         Premium Income 2
--------------------------------------------------------------------------------
                                Year Ended   Year Ended  Year Ended   Year Ended
                                   8/31/99      8/31/98     8/31/99      8/31/98
--------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                14,390            --      36,233           --
================================================================================


                                                         California
                                                       Premium Income
--------------------------------------------------------------------------
                                                  Year Ended    Year Ended
                                                     8/31/99       8/31/98
--------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                    13,023        4,535
==========================================================================


3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 1999, to shareholders of record on September 15, 1999, as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Dividend per share                              $.0700       $.0665       $.0660
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended August 31, 1999, were as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $74,586,498 $101,694,715  $43,697,702
   Short-term municipal securities          24,500,000   26,500,000   11,800,000
Sales and maturities:
   Long-term municipal securities           73,354,769   97,409,863   43,689,841
   Short-term municipal securities          25,300,000   27,450,000   11,800,000
================================================================================


At August 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At August 31, 1999, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                               Insured      Insured
                                            California   California   California
                                               Premium      Premium      Premium
                                                Income     Income 2       Income
--------------------------------------------------------------------------------
Expiration year:
   2002                                     $       --   $       --   $   29,822
   2003                                             --    2,032,923    1,893,938
   2004                                             --    4,345,091    2,742,449
   2005                                        165,897    1,283,948    1,049,994
--------------------------------------------------------------------------------
Total                                       $  165,897   $7,661,962   $5,716,203
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1999, were as follows:

                                              Insured      Insured
                                           California   California   California
                                              Premium      Premium      Premium
                                               Income     Income 2       Income
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $ 8,399,188  $ 8,804,796  $ 3,815,707
   depreciation                            (2,734,069)  (4,164,051)  (2,545,223)
--------------------------------------------------------------------------------
Net unrealized appreciation               $ 5,665,119  $ 4,640,745  $ 1,270,484
================================================================================



6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

7. Composition of Net Assets

At August 31, 1999, net assets consisted of:

                                                                        Insured      Insured
                                                                     California   California   California
                                                                        Premium      Premium      Premium
                                                                         Income     Income 2       Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 45,000,000 $ 95,000,000 $ 43,000,000
Common shares, $.01 par value per share                                  64,197      126,139       57,535
Paid-in surplus                                                      88,801,632  174,989,917   79,906,080
Balance of undistributed net investment income                          726,024      737,959      359,312
Accumulated net realized gain (loss)
  from investment transactions                                         (165,897)  (7,661,962)  (5,716,203)
Net unrealized appreciation of investments                            5,665,119    4,640,745    1,270,484
---------------------------------------------------------------------------------------------------------
Net assets                                                         $140,091,075 $267,832,798 $118,877,208
=========================================================================================================
Authorized shares:
   Common                                                           200,000,000  200,000,000    Unlimited
   Preferred                                                          1,000,000    1,000,000    Unlimited
=========================================================================================================

                  Financial Highlights

                  Selected data for a Common share outstanding throughout each year:
                                            Investment Operations
                                    ------------------------------------
                                                    Net
                                                    Realized/
                       Beginning    Net             Unrealized
                       Net Asset    Investment      Investment
                       Value        Income          Gain (Loss)  Total
Insured California
Premium Income
Year Ended 8/31:
    1999               $16.31       $1.09           $(1.56)      $ (.47)
    1998                15.39        1.03              .92         1.95
    1997                14.46        1.04              .93         1.97
    1996                14.41        1.05              .02         1.07
    1995                13.72        1.05              .73         1.78
Insured California
Premium Income 2
Year Ended 8/31:
    1999                14.82        1.01            (1.14)        (.13)
    1998                14.06         .98              .77         1.75
    1997                13.27         .99              .77         1.76
    1996                13.01        1.00              .24         1.24
    1995                12.75        1.02              .30         1.32
California
Premium Income
Year Ended 8/31:
    1999                14.30        1.00            (1.13)        (.13)
    1998                13.60         .98              .70         1.68
    1997                12.70         .99              .89         1.88
    1996                12.43         .98              .27         1.25
    1995                12.01        1.00              .47         1.47

                                                 Less Distributions
                       ----------------------------------------------------------------------
                       Net             Net
                       Investment      Investment      Capital        Capital
                       Income          Income          Gains          Gains
                       To Common       To Preferred    To Common      To Preferred
                       Shareholders    Shareholders+   Shareholders   Shareholders+   Total
Insured California
Premium Income
Year Ended 8/31:
    1999               $(.83)          $(.20)          $--            $--             $(1.03)
    1998                (.81)           (.22)           --             --              (1.03)
    1997                (.81)           (.23)           --             --              (1.04)
    1996                (.79)           (.23)           --             --              (1.02)
    1995                (.83)           (.26)           --             --              (1.09)
Insured California
Premium Income 2
Year Ended 8/31:
    1999                (.78)           (.21)           --             --               (.99)
    1998                (.75)           (.24)           --             --               (.99)
    1997                (.74)           (.23)           --             --               (.97)
    1996                (.74)           (.24)           --             --               (.98)
    1995                (.79)           (.27)           --             --              (1.06)
California
Premium Income
Year Ended 8/31:
    1999                (.77)           (.21)           --             --               (.98)
    1998                (.74)           (.24)           --             --               (.98)
    1997                (.74)           (.24)           --             --               (.98)
    1996                (.74)           (.24)           --             --               (.98)
    1995                (.77)           (.28)           --             --              (1.05)
                                                      Total Returns
                                                   ------------------
                                                                Based
                      Ending                       Based        on
                      Net          Ending          on           Net
                      Asset        Market          Market       Asset
                      Value        Value           Value*       Value*
Insured California
Premium Income
Year Ended 8/31:
    1999              $14.81       $15.3750         1.62%       (4.35)%
    1998               16.31        15.9375        15.85        11.51
    1997               15.39        14.5000        10.69        12.30
    1996               14.46        13.8750        15.39         5.83
    1995               14.41        12.7500         4.67        11.68
Insured California
Premium Income 2
Year Ended 8/31:
    1999               13.70        14.3750         2.27        (2.50)
    1998               14.82        14.8125        15.70        10.95
    1997               14.06        13.5000        14.36        11.82
    1996               13.27        12.5000        15.36         7.76
    1995               13.01        11.5000         3.55         8.80
California
Premium Income
Year Ended 8/31:
    1999               13.19        13.3750          .81        (2.57)
    1998               14.30        14.0000        12.54        10.83
    1997               13.60        13.1250        17.16        13.20
    1996               12.70        11.8750        17.51         8.15
    1995               12.43        10.7500         3.65        10.53
                                                Ratios/Supplemental Data
                         -------------------------------------------------------------------
                                                                 Before Credit
                                     -------------------------------------------------------
                                                  Ratio of Net                 Ratio of Net
                                     Ratio of     Investment      Ratio of     Investment
                                     Expenses     Income to       Expenses     Income to
                                     to Average   Average         to Average   Average
                         Ending      Net Assets   Net Assets      Total        Total
                         Net         Applicable   Applicable      Net Assets   Net Assets
                         Assets      to Common    to Common       Including    Including
                         (000)       Shares++     Shares++        Preferred++  Preferred++
Insured California
Premium Income
Year Ended 8/31:
    1999                 $140,091    1.22%        6.82%           .85%         4.74%
    1998                  149,478    1.22         6.49            .85          4.50
    1997                  143,571    1.25         6.96            .85          4.74
    1996                  137,610    1.26         7.08            .85          4.81
    1995                  137,323    1.35         7.74            .89          5.10
Insured California
Premium Income 2
Year Ended 8/31:
    1999                  267,833    1.24         6.86            .82          4.53
    1998                  281,399    1.25         6.79            .82          4.46
    1997                  271,883    1.28         7.24            .83          4.67
    1996                  261,851    1.29         7.39            .83          4.73
    1995                  258,628    1.36         8.23            .84          5.11
California
Premium Income
Year Ended 8/31:
    1999                  118,877    1.30         7.08            .85          4.63
    1998                  125,066    1.32         7.02            .86          4.57
    1997                  120,995    1.34         7.47            .86          4.76
    1996                  115,869    1.39         7.63            .88          4.83
    1995                  114,304    1.73         8.34           1.05          5.08

                                                   Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                                   After Credit**
                         ---------------------------------------------------------------

                                         Ratio of Net                       Ratio of Net
                         Ratio of        Investment         Ratio of        Investment
                         Expenses        Income to          Expenses        Income to
                         to Average      Average            to Average      Average
                         Net Assets      Net Assets         Total           Total
                         Applicable      Applicable         Net Assets      Net Assets       Portfolio
                         to Common       to Common          Including       Including        Turnover
                         Shares++        Shares++           Preferred++     Preferred++      Rate
Insured California
Premium Income
Year Ended 8/31:
    1999                 1.22%           6.82%              .85%            4.74%            50%
    1998                 1.22            6.49               .85             4.50             2
    1997                 1.25            6.96               .85             4.74             9
    1996                 1.26            7.08               .85             4.81             9
    1995                 1.35            7.74               .89             5.10             24
Insured California
Premium Income 2
Year Ended 8/31:
    1999                 1.24            6.86               .82             4.53             35
    1998                 1.25            6.79               .82             4.46             13
    1997                 1.28            7.24               .83             4.67             24
    1996                 1.29            7.39               .83             4.73             27
    1995                 1.36            8.23               .84             5.11             24
California
Premium Income
Year Ended 8/31:
    1999                 1.30            7.08               .85             4.63             36
    1998                 1.32            7.02               .86             4.57             21
    1997                 1.34            7.47               .86             4.76             44
    1996                 1.39            7.63               .88             4.83             25
    1995                 1.73            8.34              1.05             5.08             26

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized for periods less than one year.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

Build Your Wealth Automatically

sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606
Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.



Fund Policies
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.



Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended August 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO: NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                      FAN-2-8-99